Rydex Series Funds

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated March 25, 2014 to the currently effective Statement of Additional Information dated August 1, 2013, as supplemented from time to time (the “SAI”).

This supplement provides new and additional information beyond that contained in the currently effective SAI listed above and should be read in conjunction with the SAI.

The Board of Trustees of Rydex Series Funds has approved the elimination of an investment limitation applicable to the Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund (the “Funds”) that prohibited the Funds from investing in the securities of other investment companies, except as part of a merger, reorganization, or acquisition, subject to the provisions of the Investment Company Act of 1940 (the “1940 Act”). Therefore, effective immediately, the Funds may invest in the securities of other investment companies to the extent permitted by applicable law as described below. Consequently, the first paragraph under the heading “Investment Policies, Techniques and Risk Factors” section of the SAI is deleted and replaced in its entirety with the following:

The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if the Fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated ETFs that permit, pursuant to an SEC order, certain Funds, as determined by the Advisor, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. A Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code.

Please retain this supplement for future reference.

RFB-SAI-SUP-0314x0514